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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY
Investment Company Act file number 811-06536
Invesco Van Kampen Trust for Investment Grade New Jersey Municipals

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia	30309

(Address of principal executive offices)	(Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 5/31/11

Item 1. Schedule of Investments.

Invesco Van Kampen Trust for Investment
Grade New Jersey Municipals
Quarterly Schedule of Portfolio Holdings
May 31, 2011

invesco.com/us	VK-CE-IGNJM-QTR-1 05/11	Invesco Advisers, Inc.

Schedule of Investments
May 31, 2011
(Unaudited)

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations—168.32%

New Jersey—134.76%

Bergen (County of) Utilities Authority; Series 1992, Ref. Edgewater Municipal Utilities Authority CAB RB (a)(b)	0.00%	11/01/12	$2,330	$2,305,512
Series 2006, Water System PCR (INS-AMBAC) (c)	5.00%	12/15/31	2,250	2,305,418
Burlington (County of) Bridge Commission (The Evergreens); Series 2007, Economic Development RB	5.63%	01/01/38	750	611,288
Camden (County of) Municipal Utilities Authority; Series 1990 B, Sewer CAB RB (INS-NATL/FGIC) (b)(c)	0.00%	09/01/14	2,000	1,830,300
Series 1990 B, Sewer CAB RB (INS-NATL/FGIC) (b)(c)	0.00%	09/01/15	2,500	2,180,175
Colts Neck (Township of) Board of Education; Series 2002, Unlimited Tax GO Bonds (INS-AGM) (c)	5.00%	02/01/21	1,000	1,147,690
Cumberland (County of) Improvement Authority; Series 2009 A, Solid Waste Systems RB (d)	5.00%	07/01/11	1,500	1,505,880
East Orange (City of) Board of Education; Series 1998, CAB COP (INS-AGM) (b)(c)	0.00%	08/01/19	1,845	1,244,988
Series 1998, CAB COP (INS-AGM) (b)(c)	0.00%	02/01/25	1,845	842,113
Series 1998, CAB COP (INS-AGM) (b)(c)	0.00%	02/01/28	2,850	1,029,962
Essex (County of) Improvement Authority (Consolidation); Series 2004, Ref. RB (INS-NATL) (c)	5.50%	10/01/28	1,000	1,117,470
Essex (County of) Improvement Authority (Newark); Series 2010 A, Lease RB	6.25%	11/01/30	1,000	1,046,640
Essex (County of) Utilities Authority; Series 2009, Solid Waste RB (INS-AGL) (c)	5.00%	04/01/21	775	825,561
Garden State Preservation Trust; Series 2003 B, CAB RB (INS-AGM) (b)(c)	0.00%	11/01/25	2,000	1,016,920
Series 2005 A, Open Space & Farmland RB (INS-AGM) (c)	5.75%	11/01/28	1,000	1,191,590
Hudson (County of) Improvement Authority; Series 2010 A, Ref. Solid Waste Systems RB	6.00%	01/01/40	1,000	1,082,460
Mantua (Township of) School District; Series 2002, Ref. Unlimited Tax GO Bonds (INS-NATL) (c)	5.00%	03/01/15	1,020	1,049,570
Mercer (County of) Improvement Authority (Solid Waste); Series 1992, Ref. CAB RB (a)(b)	0.00%	04/01/12	7,055	7,012,317
Middlesex (County of) Improvement Authority (Admin Building Residential); Series 2001, RB (INS-FNMA) (c)(e)	5.35%	07/01/34	1,000	999,920
New Jersey (State of) Economic Development Authority (American Water Co., Inc.); Series 2010 B, Ref. Water Facilities RB (e)	5.60%	11/01/34	1,000	1,006,220
Series 2010 D, Ref. Water Facilities RB (e)	4.88%	11/01/29	500	479,725
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.); Series 1999, Special Facility RB (e)	6.25%	09/15/29	980	912,331
New Jersey (State of) Economic Development Authority (Cranes Mill); Series 2008, First Mortgage RB	6.00%	07/01/38	1,000	925,870
New Jersey (State of) Economic Development Authority (Crowley Liner Services); Series 2002, Ref. Economic Development RB (LOC-Citibank N.A.) (f)(g)	0.17%	04/01/13	1,400	1,400,000
New Jersey (State of) Economic Development Authority (Kapkowski Road Landfill Reclamation Improvement District); Series 2002, Economic Development Special Assessment RB	5.75%	10/01/21	1,000	969,270
New Jersey (State of) Economic Development Authority (Lions Gate); Series 2005 A, First Mortgage RB	5.88%	01/01/37	375	316,496
New Jersey (State of) Economic Development Authority (Middlesex Water Co.); Series 2002, Ref. Water Facilities RB (INS-AMBAC) (c)(e)	5.10%	01/01/32	1,500	1,424,775
New Jersey (State of) Economic Development Authority (Motor Vehicle); Series 2004 A, Motor Vehicle RB (INS-BHAC/MBIA) (c)(h)	5.25%	07/01/26	7,000	8,170,120
New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.); Series 2007, RB	5.13%	06/15/27	525	482,654
Series 2007, RB	5.13%	06/15/37	700	593,026
New Jersey (State of) Economic Development Authority (Provident Group-Montclair Properties LLC — Montclair State University Student Housing); Series 2010 A, RB	5.88%	06/01/42	1,000	929,610
New Jersey (State of) Economic Development Authority (School Facilities Construction); Series 2005 N-1, RB (INS-AMBAC) (c)	5.50%	09/01/26	1,500	1,626,915
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Investment Grade New Jersey Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Series 2009 BB, RB	5.00%	09/01/34	$1,250	$1,238,875
Series 2009 Z, RB (INS-AGL) (c)	5.50%	12/15/34	1,000	1,039,650
New Jersey (State of) Economic Development Authority (School Facilities); Series 2007 U, RB (INS-AGM) (c)(h)	5.00%	09/01/32	7,000	7,034,930
New Jersey (State of) Economic Development Authority (Seabrook Village, Inc. Facility); Series 2006, Ref. Retirement Community RB	5.25%	11/15/26	500	430,850
Series 2006, Ref. Retirement Community RB	5.25%	11/15/36	500	395,680
New Jersey (State of) Economic Development Authority (Winchester Gardens at Ward Homestead).; Series 2004 A, Ref. First Mortgage RB	5.80%	11/01/31	2,000	1,910,160
New Jersey (State of) Economic Development Authority; Series 1992, RB (INS-NATL) (c)	5.90%	03/15/21	10,000	11,787,800
New Jersey (State of) Educational Facilities Authority (Institute of Technology); Series 2010 H, RB	5.00%	07/01/31	500	505,255
New Jersey (State of) Educational Facilities Authority (Kean University); Series 2009 A, Ref.	5.50%	09/01/36	500	511,770
New Jersey (State of) Health Care Facilities Financing Authority (AHS Hospital Corp.); Series 2011, RB	6.00%	07/01/41	750	777,510
New Jersey (State of) Health Care Facilities Financing Authority (Childrens Specialized Hospital); Series 2005 A, RB	5.50%	07/01/36	1,500	1,379,655
New Jersey (State of) Health Care Facilities Financing Authority (Hackensack University Medical Center); Series 2008, RB (INS-AGL) (c)	5.13%	01/01/27	1,000	1,028,060
Series 2010, Ref. RB	5.00%	01/01/34	500	441,380
New Jersey (State of) Health Care Facilities Financing Authority (Holy Name Medical Center); Series 2010, Ref. RB	5.00%	07/01/25	500	445,885
New Jersey (State of) Health Care Facilities Financing Authority (Meridian Health System); Series 2007, RB (INS-AGL) (c)	5.00%	07/01/38	1,995	1,958,611
New Jersey (State of) Health Care Facilities Financing Authority (Robert Wood Johnson University Hospital); Series 2010, Ref. RB	5.00%	07/01/31	550	549,285
New Jersey (State of) Health Care Facilities Financing Authority (South Jersey Hospital); Series 2002, RB (d)	6.00%	07/01/12	2,000	2,122,640
Series 2006, RB	5.00%	07/01/36	2,000	1,888,060
Series 2006, RB	5.00%	07/01/46	2,000	1,839,100
New Jersey (State of) Health Care Facilities Financing Authority (St. Clare’s Hospital, Inc.); Series 2004 A, RB (a)	5.25%	07/01/23	1,000	1,203,520
New Jersey (State of) Health Care Facilities Financing Authority (St. Mary Hospital); Series 1993, RB (a)	5.88%	07/01/12	220	226,085
New Jersey (State of) Health Care Facilities Financing Authority (The General Hospital Center at Passaic, Inc.); Series 1994, RB (a)	6.50%	07/01/11	565	567,633
Series 1994, RB (a)	6.75%	07/01/19	4,250	5,313,222
New Jersey (State of) Higher Education Student Assistance Authority; Series 2009 A, Student Loan RB	5.63%	06/01/30	1,500	1,564,710
Series 2010 1A, Ref. Student Loan RB (h)	5.00%	12/01/26	8,150	8,152,771
New Jersey (State of) Housing & Mortgage Finance Agency; Series 1997 A, MFH RB (INS-AMBAC/FHA) (c)(e)	5.55%	05/01/27	1,270	1,237,221
New Jersey (State of) Tobacco Settlement Financing Corp.; Series 2002, Asset Backed RB (d)	6.00%	06/01/12	1,500	1,585,860
Series 2007 1A, RB	5.00%	06/01/41	4,830	3,091,876
New Jersey (State of) Transportation Trust Fund Authority (Transportation System); Series 2009 A, CAB RB (b)	0.00%	12/15/39	6,000	948,300
Series 2010 A, CAB RB (b)	0.00%	12/15/30	1,600	477,984
Series 2010 A, CAB RB (b)	0.00%	12/15/31	3,000	832,500
New Jersey (State of) Turnpike Authority; Series 1991 C, Turnpike RB (a)	6.50%	01/01/16	1,880	2,111,090
Series 1991 C, Turnpike RB (INS-NATL/IBC/BNY) (c)	6.50%	01/01/16	390	463,570
Series 2005 A, Ref. Turnpike RB (INS-AGM) (c)	5.25%	01/01/27	705	798,969
Series 2009 A, Turnpike RB	5.25%	01/01/40	1,000	1,018,420
Newark (City of) Housing Authority (South Ward Police Facility); Series 2009, Housing RB (INS-AGL) (c)	6.75%	12/01/38	600	677,526
North Hudson (County of) Sewerage Authority Sewer Revenue; Series 2002 A, Ref. RB (INS-NATL/FGIC) (c)	5.25%	08/01/16	1,000	1,034,990
Passaic (County of) Improvement Authority (200 Hospital Plaza Corp.); Series 2010, Package Facility RB	5.00%	05/01/42	500	505,900
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Investment Grade New Jersey Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Rahway Valley (City of) Sewerage Authority; Series 2005 A, Sewer CAB RB (INS-NATL) (b)(c)	0.00%	09/01/32	$5,000	$1,338,500
Rutgers State University of New Jersey New Brunswick (City of); Series 1992 A, Ref. RB	6.40%	05/01/13	380	405,293
Salem (County of) Improvement Authority (Finlaw Street Office Building); Series 2007, RB (INS-AGM) (c)	5.25%	08/15/32	1,300	1,295,775
Union (County of) Utilities Authority (Ogden Martin Systems of Union, Inc.); Series 1998 A, Solid Waste Facility Sub. Lease RB (INS-AMBAC) (c)(e)	5.35%	06/01/23	1,395	1,388,653
University of Medicine & Dentistry; Series 1997 A, COP (INS-NATL) (c)	5.00%	09/01/17	905	926,982

				124,035,292

New York—12.90%

Port Authority of New York & New Jersey (JFK International Air Terminal LLC); Series 2010, Special Obligation RB	6.00%	12/01/42	710	709,602
Port Authority of New York & New Jersey; Series 1993 185th, Consolidated RB (INS-NATL/IBC) (c)	5.38%	03/01/28	2,000	2,348,020
Series 2006 144th, Consolidated RB (h)	5.00%	10/01/35	5,000	5,104,000
Series 2008 152nd, Consolidated RB (e)(h)	5.00%	11/01/28	3,700	3,713,801

				11,875,423

Puerto Rico—10.00%

Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2008 A, Sr. Lien RB	6.00%	07/01/38	1,000	1,003,080
Puerto Rico (Commonwealth of) Electric Power Authority; Series 2008 WW, Power RB	5.00%	07/01/28	1,000	958,920
Series 2008 WW, Power RB	5.25%	07/01/33	1,000	962,030
Series 2008 WW, Power RB	5.50%	07/01/21	2,000	2,114,480
Puerto Rico (Commonwealth of) Infrastructure Financing Authority; Series 2005 C, Ref. Special Tax RB (INS-AMBAC) (c)	5.50%	07/01/27	550	551,722
Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities); Series 2004 I, RB (d)	5.25%	07/01/14	25	28,361
Puerto Rico (Commonwealth of) Sales Tax Financing Corp.; Series 2009 A, First Sub. Sales Tax RB	5.75%	08/01/37	1,500	1,516,605
Series 2010, First Sub. Sales Tax CAB RB (i)	6.25%	08/01/33	660	442,702
Series 2010 A, First Sub. Sales Tax RB	5.38%	08/01/39	435	424,786
Series 2010 C, First Sub. Sales Tax RB	5.25%	08/01/41	1,250	1,195,287

				9,197,973

Virgin Islands—4.72%

Virgin Islands (Government of) Public Finance Authority (Gross Receipts Taxes Loan Note); Series 1999 A, RB	6.38%	10/01/19	2,000	2,014,540
Virgin Islands (Government of) Public Finance Authority (Virgin Islands Matching Fund Loan Note — Diageo); Series 2009 A, Sub. RB	6.63%	10/01/29	725	758,502
Virgin Islands (Government of) Public Finance Authority (Virgin Islands Matching Fund Loan Note); Series 2009 A, Sub. RB	6.00%	10/01/39	870	871,609
Series 2010 A, Sr. Lien RB	5.00%	10/01/29	750	701,228

				4,345,879

Guam—3.22%

Guam (Territory of) (Section 30); Series 2009 A, Limited Obligation RB	5.63%	12/01/29	1,000	999,430
Guam (Territory of) Government Waterworks Authority; Series 2010, Water & Wastewater System RB	5.63%	07/01/40	600	529,848
Guam (Territory of) Power Authority; Series 1999 A, RB (INS-AMBAC) (c)	5.13%	10/01/29	1,250	1,093,988
Series 2010 A, RB	5.50%	10/01/40	365	339,446

				2,962,712

Pennsylvania—2.72%

Delaware (County of) River Port Authority; Series 2010 D, RB	5.00%	01/01/40	2,500	2,500,750

TOTAL INVESTMENTS(j) —168.32% (Cost $151,553,270)				154,918,029

Floating Rate Note Obligations—(20.33)%

Notes with interest rates ranging from 0.18% to 0.27% at 05/31/11 and contractual maturities of collateral ranging from 07/01/26 to 10/01/35. (See Note 1E) (k)				(18,710,000)

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Investment Grade New Jersey Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

OTHER ASSETS LESS LIABILITIES—1.45%				$1,332,504
PREFERRED SHARES—(49.44)%				(45,500,000)
NET ASSETS—100.00%				$92,040,533
Investment Abbreviations:

AGL	— Assured Guaranty Ltd.
AGM	— Assured Guaranty Municipal Corp.
AMBAC	— American Municipal Bond Assurance Corp.*
BHAC	— Berkshire Hathaway Assurance Corp.
BNY	— Bank of New York
CAB	— Capital Appreciation Bond
COP	— Certificates of Participation
FGIC	— Financial Guaranty Insurance Co.
FHA	— Federal Housing Administration
FNMA	— Federal National Mortgage Association
GO	— General Obligation
IBC	— International Bancshares Corp.
INS	— Insurer
LOC	— Letter of Credit
MBIA	— Municipal Bond Insurance Association
MFH	— Multi-Family Housing
NATL	— National Public Finance Guarantee Corp.
PCR	— Pollution Control Revenue Bonds
RB	— Revenue Bonds
Ref.	— Refunding
Sr.	— Senior
Sub.	— Subordinated
Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.

(b)	Zero coupon bond issued at a discount.

(c)	Principal and/or interest payments are secured by the bond insurance company listed.

(d)	Advance refunded.

(e)	Security subject to the alternative minimum tax.

(f)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.

(g)	Demand security payable upon demand by the Trust at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2011.

(h)	Underlying security related to Dealer Trusts entered into by the Trust. See Note 1E.

(i)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.

(j)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
National Public Finance Guarantee Corp.	15.54%
Assured Guaranty Municipal Corp. 1	10.07
American Municipal Bond Assurance Corp.*	6.22
Berkshire Hathaway Assurance Corp./Municipal Bond Insurance Association	5.27

(k)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at May 31, 2011. At May 31, 2011, the Trust’s investments with a value of $32,175,622 are held by Dealer Trusts and serve as collateral for the $18,710,000 in the floating rate note obligations outstanding at that date.
*	Ambac filed for bankruptcy on November 8, 2010.
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Investment Grade New Jersey Municipals

Notes to Quarterly Schedule of Portfolio Holdings
May 31, 2011
(Unaudited)
NOTE 1 — Significant Accounting Policies
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
     Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
     Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
     Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
     The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Trust may purchase and sell interests in portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are
Invesco Van Kampen Trust for Investment Grade New Jersey Municipals

subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
E.	Floating Rate Note Obligations — The Trust invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Trust. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Trust to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interest in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Trust, thereby collapsing the Dealer Trusts.
     TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Trust or less than what may be considered the fair value of such securities.
     The Trust accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts a component of Interest, facilities and maintenance fees on the Statement of Operations.
     The Trust generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Trust, the Trust will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Trust could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.
F.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
     Since, many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Trust’s investments in municipal securities.
     There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
NOTE 2 — Additional Valuation Information
  Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority
Invesco Van Kampen Trust for Investment Grade New Jersey Municipals

to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	— Prices are determined using quoted prices in an active market for identical assets.

Level 2	— Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3	— Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
     The following is a summary of the tiered valuation input levels, as of May 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
     During the three months ended May 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$154,918,029	$—	$154,918,029

NOTE 3 — Investment Securities
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the three months ended May 31, 2011 was $3,518,910 and $1,468,101, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$6,441,526
Aggregate unrealized (depreciation) of investment securities	(3,773,002)
Net unrealized appreciation of investment securities	$2,668,524
Cost of investments for tax purposes is $152,249,505
Invesco Van Kampen Trust for Investment Grade New Jersey Municipals

Item 2. Controls and Procedures.
(a)	As of June 10, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 10, 2011, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Van Kampen Trust for Investment Grade New Jersey Municipals

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: July 29, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: July 29, 2011

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: July 29, 2011

EXHIBIT INDEX
Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.